UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

Pursuant to Section 13 or 15(d) of the  Securities  Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2001

                       COL China Online International Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        333-39208                                        52-2224845
        ---------                                       ------------
(Commission File Number)                    (IRS Employer Identification Number)


                             3177 South Parker Road
                             Aurora, Colorado, 80014
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           (Address of principal executive offices including zip code)

                                 (303) 695-8530
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              (Registrant's telephone number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountant

     Effective as of November 14, 2001, HEIN + ASSOCIATES LLP was dismissed by the Registrant as the Registrant's principal accountant and the Registrant engaged Moores Rowland Hong Kong, HEIN + ASSOCIATES LLP's affiliate, as the principal accountant to audit the Registrant's financial statements. As described below, Moores Rowland previously had worked with HEIN + ASSOCIATES regarding audits of the Registrant's financial statements. The Registrant's Board of Directors has recommended and approved these actions.

     Except for HEIN + ASSOCIATES' opinion that there is substantial doubt regarding the Registrant's ability to continue as a going concern, the October 12, 2001 accountants' report (the "Report") of HEIN + ASSOCIATES LLP regarding the financial statements of the Registrant as of and for the years ended June 30, 2001 and June 30, 2000 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements between management and HEIN + ASSOCIATES LLP during the Registrant's two most recent fiscal years or during any subsequent period on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure of a nature which, if not resolved to the satisfaction of HEIN + ASSOCIATES LLP, would have caused that firm to make reference in connection with its Report to the subject matter of the disagreements.

     On September 24, 2001, the Registrant completed its acquisition of Migration Developments Limited ("Migration") by closing the transactions contemplated by a stock exchange agreement between the Registrant and Migration. The Registrant previously reported this acquisition in a Current Report on Form 8-K which was filed with the Securities And Exchange Commission on November 9, 2001. Moores Rowland previously audited the financial statements of Migration regarding the fiscal years ended June 30, 1999, and June 30, 2000, and currently is auditing Migration's financial statements regarding the fiscal year ended June 30, 2001. Moores Rowland also consulted with the Registrant and HEIN + ASSOCIATES concerning HEIN + ASSOCIATES' audits of the Registrant's financial statements. The Registrant has not, during its two most recent fiscal years and any subsequent interim periods prior to engaging Moores Rowland, consulted with Moores Rowland regarding:

     (i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither written nor oral advice was provided by Moores Rowland which was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) Any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, or an event otherwise required to be reported pursuant to Item 304(a)(1)(iv).

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     HEIN + ASSOCIATES LLP has issued a letter addressed to the Securities And
Exchange Commission stating whether HEIN + ASSOCIATES LLP agrees with the statements contained in this Form 8-K. A copy of that letter is attached to this Form 8-K as Exhibit 16.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  (16)     Letter on change in certifying accountants


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act Of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COL CHINA ONLINE INTERNATIONAL INC.


Date:    November 21, 2001          By: /s/ Brian Power
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                                            Brian Power, Chief Executive Officer